SEVENTH SUPPLEMENTAL INDENTURE

     SEVENTH SUPPLEMENTAL INDENTURE, dated as of September 30, 2002, between TEREX CORPORATION, a Delaware corporation (the "Company"), and BANK OF NEW YORK, (AS SUCCESSOR TO UNITED STATES TRUST COMPANY OF NEW YORK), a New York corporation, as trustee (the "Trustee").

     WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc., O & K Orenstein & Koppel, Inc., The American Crane Corporation and Amida Industries, Inc., as guarantors (collectively, the "Subsidiary Guarantors"), and the Trustee are parties to an Indenture dated as of March 31, 1998, as amended by First Supplemental Indenture dated as of September 23, 1998, and as further amended by Second Supplemental
Indenture dated as of April 1, 1999, and as further amended by Third Supplemental Indenture dated as of July 29, 1999, and as further amended by Fourth Supplemental Indenture dated as of August 26, 1999, and as further amended by Fifth Supplemental Indenture dated as of March 29, 2001, and as further amended by Sixth Supplemental Indenture dated as of October 1, 2001 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 8-7/8% Senior Subordinated Notes due 2008 (the "Notes");

     WHEREAS, the Company has acquired all of the outstanding capital stock of CMI Dakota Company, CMIOIL Corporation, Product Support, Inc., Schaeff, Inc., Fuchs Terex, Inc., Telelect Southeast Distribution, Inc. (f/k/a EPAC Holdings, Inc.), Utility Equipment, Inc., Terex Advance Mixer, Inc., Terex Utilities, Inc., Genie Holdings, Inc., Genie Access Services, Inc., Genie Industries, Inc., Genie Financial Services, Inc., GFS National, Inc., Genie Manufacturing, Inc., Genie USA Trading, Inc., Genie International, Inc., Lease Servicing & Funding Corp., GFS Commercial LLC, Genie Portfolio Management, LLC, Genie Lease Management LLC and Go Credit Corporation (collectively referred to as the "New Guarantors" and individually as a "New Guarantor");

     WHEREAS, pursuant to the terms of the Indenture, the New Guarantors have become Restricted Subsidiaries organized under the laws of the United States and, as such, the Company is required to cause the New Guarantors to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add the New Guarantors as a Subsidiary Guarantor under the Indenture.

     NOW, THEREFORE, the Company, the Subsidiary Guarantors, the New Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

     Section 1.01. Each New Guarantor shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Each New Guarantors agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2

                                  MISCELLANEOUS

     Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

     Section 2.02. All terms used in this Seventh Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this Seventh Supplemental Indenture otherwise requires.

     Section 2.03. This Seventh Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

     Section 2.04. This Seventh Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

     Section 2.05. This Seventh Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

     Section 2.06. The recitals contained in this Seventh Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

     IN  WITNESS   WHEREOF,   the  parties   hereto  have  caused  this  Seventh
Supplemental Indenture to be duly executed as of the date first above written.

                                             TEREX CORPORATION

                                             By:__________________________
                                                Name:  Eric I Cohen
ATTEST:                                         Title: Senior Vice President

--------------------
Jeffrey A. Gershowitz
Assistant Secretary

                                             BANK OF NEW YORK, as Trustee


                                             By_________________________
                                               Name:
ATTEST:                                        Title:

---------------------

               (Signature Page to Seventh Supplemental Indenture)




                                   SUBSIDIARY GUARANTORS:


                                          KOEHRING CRANES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          PAYHAULER CORP.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          PPM CRANES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          TEREX CRANES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          TEREX MINING EQUIPMENT, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)



                                          TEREX-RO CORPORATION


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          TEREX-TELELECT, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          THE AMERICAN CRANE CORPORATION


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          O&K ORENSTEIN & KOPPEL, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          AMIDA INDUSTRIES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)



                                          CEDARAPIDS, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          STANDARD HAVENS, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Senior Vice President


                                          STANDARD HAVENS PRODUCTS, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          BL-PEGSON (USA), INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          BENFORD AMERICA, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)



                                          COLEMAN ENGINEERING, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          EARTHKING, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Secretary


                                          FINLAY HYDRASCREEN USA, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          POWERSCREEN HOLDINGS USA, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          POWERSCREEN INTERNATIONAL LLC by
                                          Powerscreen North America, Inc.,
                                          its Managing Member


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)



                                          POWERSCREEN NORTH AMERICA, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          POWERSCREEN USA, LLC by
                                          Powerscreen Holding USA LLC,
                                          its Managing Member


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          ROYER INDUSTRIES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Secretary


                                          TEREX BARTELL, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          CMI TEREX CORPORATION


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President



                                          CMIOIL CORPORATION


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)


                                          PRODUCT SUPPORT, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          SCHAEFF, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          FUCHS TEREX, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          TELELECT SOUTHEAST DISTRIBUTION, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          UTILITY EQUIPMENT, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          TEREX ADVANCE MIXER, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          TEREX UTILITIES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)


                                          GENIE HOLDINGS, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GENIE ACCESS SERVICES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GENIE INDUSTRIES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GENIE FINANCIAL SERVICES, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GFS NATIONAL, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GENIE MANUFACTURING, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GENIE USA TRADING, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

               (Signature Page to Seventh Supplemental Indenture)


                                          GENIE INTERNATIONAL, INC.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          LEASE SERVICING & FUNDING CORP.


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GFS COMMERCIAL LLC
                                          by GFS National, Inc.
                                          its Managing Member


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          GO CREDIT CORPORATION


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President


                                          CMI DAKOTA COMPANY


                                          By:___________________________
                                          Name: Eric I Cohen
                                          Title: Vice President

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                                TEREX CORPORATION

                                  $150,000,000

                    8-7/8% Senior Subordinated Notes due 2008

                        ---------------------------------

                         SEVENTH SUPPLEMENTAL INDENTURE

                         Dated as of September 30, 2002

                        --------------------------------

                  THE BANK OF NEW YORK, AS SUCCESSOR TRUSTEE TO
                     UNITED STATES TRUST COMPANY OF NEW YORK



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